UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a)of the Securities
                      Exchange Act of 1934 (Amendment No. )

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                      The Bureau of National Affairs, Inc.
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
                                                                 March 26, 2004


TO THE STOCKHOLDERS OF
THE BUREAU OF NATIONAL AFFAIRS, INC.


     You are cordially invited to attend the annual meeting of the Corporation's stockholders on April 17, 2004, at 10:00 a.m. at the Washington Marriott Hotel, 1221 22nd Street, N.W., Washington, D.C., to elect the 15 members of the Board of Directors and to transact such other business as may properly be brought before the meeting.

     An annual report, which includes financial statements for the year ended December 31, 2003, is enclosed for your information. Also enclosed are a proxy statement and, for Class A stockholders, a proxy form/envelope and ballot. The number of shares of the Corporation's common stock held directly by you, and held in your name by the Stock Fund Trustee of the BNA 401(k) Plan, is indicated on both the proxy form/envelope and ballot. Please follow the instructions on the proxy form/envelope carefully.

     The Board of Directors has asked, and the Secretary of the Corporation has designated, KPMG LLP to conduct the balloting, tabulate the results, and seal and store the ballots afterwards. This means that all proxy forms/envelopes and ballots will be sent directly to KPMG LLP, rather than to the Corporate Secretary. A business reply envelope is enclosed for this purpose.

     The Board of Directors requests the participation either in person or by proxy of each stockholder at the annual meeting. IT IS IMPORTANT THAT YOU VOTE. You can mail your ballot, or place it in one of the three ballot boxes provided. Ballot boxes are located in the link lobby of the 25th Street building, on the second floor of the 23rd Street building, and in the main reception area at Key West. If you mail your ballot, please do so no later than April 9, to ensure that it is received in time to be counted.




                                        Cordially,

                                        s/Cynthia J. Bolbach
                                        --------------------
                                        Cynthia J. Bolbach


Enclosures

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 17, 2004
                      THE BUREAU OF NATIONAL AFFAIRS, INC.
                             1231 25th Street, N.W.
                             Washington, D.C. 20037

                               GENERAL INFORMATION

     Solicitation of the enclosed proxy (which incorporates a ballot for the election of directors), is made by and on behalf of The Bureau of National Affairs, Inc. (the "Corporation") for use at the annual meeting of stockholders to be held at 10:00 a.m., local time, at the Washington Marriott Hotel, 1221 22nd Street, N.W., Washington, D.C. on Saturday, April 17, 2004 and at any adjournments of such meeting. The expense of this solicitation will be paid by the Corporation. Officers, directors, and employees of the Corporation may make solicitations of proxies by telephone, regular mail, e-mail, or in person. This proxy statement and proxy form were first mailed to stockholders of the Corporation on or about March 26, 2004. An annual report, including financial statements for the year ended December 31, 2003, is enclosed with this proxy statement.

     The Corporation has 30,000,000 authorized shares of Class A voting common stock ($1.00 par value), 30,000,000 authorized shares of Class B non-voting common stock ($1.00 par value), and 5,000,000 authorized shares of Class C non-voting common stock ($1.00 par value). Only holders of Class A common stock of record at the close of business on March 20, 2004, are entitled to vote at the meeting or any adjournment thereof on the election of the 15 members of the Board of Directors and on any other business that may come before the meeting. On such date, there were 14,302,770 shares of Class A common stock outstanding. All shares represented by properly executed and delivered proxies will be voted at the meeting or any adjournments thereof in accordance with the instructions given on the proxy. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY FORM/ENVELOPE AS SOON AS POSSIBLE. IF YOU MAIL YOUR BALLOT, PLEASE DO SO BY APRIL 9, 2004. You may, nevertheless, vote in person if you attend the meeting since the proxy is revocable at any time before the presiding officer's call for a vote at the meeting, upon your filing of a written notice of revocation with the Corporation's Secretary.

     A majority of all outstanding Class A shares entitled to vote at the Annual Meeting constitutes a quorum. Once a Class A share is represented for any purpose at the Annual Meeting, it will be deemed present for quorum purposes for the remainder of the meeting. Class A shares represented by properly-executed proxies, including those shares held in the stockholder's name by the Stock Fund Trustee of the BNA 401(k) Plan, will be voted in accordance with the directions indicated on the ballot portion of the proxy. If the ballot portion of the proxy is not returned for shares held by the Stock Fund Trustee, the Trustee will assume that the instructions as to those shares are to not vote those shares. A plurality of the votes cast is required for the election of directors, as discussed below. With respect to the election of directors, abstentions or instructions to withhold authority to vote for one or more of the nominees will have no effect on the outcome of the vote. For further information concerning voting, see Section VII, Voting Procedures.

I.                              ELECTION OF DIRECTORS

     Fifteen directors of the Corporation are to be elected at the 2004 Annual Meeting to serve until their successors are elected at the next annual meeting. As provided in the Corporation's By-Laws, 10 directors are stockholders of the Corporation, and five directors are "outside" directors who are not Corporation stockholders.


Stock Ownership of Executive Officers and Nominees for 10 "Inside" Directorships
           (Further information about the nominees is contained in the Biographical Sketches section of this Proxy Statement)

                                                          Shares of common stock
                                                          beneficially owned on
                                                          March 1,2004, and % of
Name and, if                                              outstanding shares of
applicable, year              Offices with the            class (All shares are
first served as               Corporation or              Class A except as
a Director              Age   its subsidiaries            indicated)
----------              ---   ----------------            ----------------------

 Paul A. Blakely        46    Manager, Financial Planning    45,277       .32(a)
                              and Analysis
                              Assistant Treasurer

*Cynthia J. Bolbach     56    Vice President and             34,973       .24
 2001                         Corporate Secretary

*Eunice Lin Bumgardner  43    Vice President and             39,560       .28
 2000                         General Counsel

*Sandra C. Degler       64    Vice Chairman of the Board;   530,445     Class B
 1990                         Chairman, Tax Management Inc.              2.82(a)

*David L. Foster        49    President, Institute of        94,263       .66
 2001                         Management and Administration
                             (IOMA)

*Neil R. Froemming      58    Technical Support Manager     159,350      1.12
 2003                         BNA Software

*George J. Korphage     57    Vice President and            248,956      1.74
 1988                         Chief Financial Officer

*Gregory C. McCaffery   43    Vice President and             74,836       .52
 1997                         Chief Operating Officer

*David P. McFarland     49    President                      34,345       .24
 2000                         Tax Management Inc.

*Robert L. Velte        56    Vice President                 71,682       .50
 1996                         Strategic Development

*Paul N. Wojcik         55    President and                 145,823      1.02
 1989                         Chief Executive Officer

           Stock Ownership of Nominees for Five "Outside" Directors


                                                          Shares of common stock
                                                          beneficially owned on
                                                          March 1,2004, and % of
Name and, if                                              outstanding shares of
applicable, year                                          class (All shares are
first served as                                           Class A except as
a Director              Age   Principal Occupation        indicated)
----------              ---   ----------------            ----------------------

*Gerald S. Hobbs        62    Retired; formerly                 -0-
 2003                         Chairman and CEO, VNU, Inc.

*Jonathan Newcomb       57    Principal, Leeds Weld & Co.       -0-
 2001

 Susan E. Rice          39    Senior Fellow,
                              Brookings Institution             -0-

*Ellen Taus             45    Consultant                        -0-
 2002

*Daniel W. Toohey       64    Retired; formerly                 -0-
 1991                         counsel, Dow, Lohnes & Albertson



* Member of Present Board


(a) Mr. Blakely and Mrs. Degler's shares include 1,213 Class A and 301,045 Class B shares, respectively, owned by their spouses. These shares may be deemed to be beneficially owned by the nominee under the rules and regulations of the Securities and Exchange Commission. The nominees, however, disclaim beneficial ownership of the BNA shares owned by his or her spouse.

     As of March 1, 2004, all directors and executive officers as a group beneficially owned 1,017,038 shares of Class A common stock, or 7.12 percent of the outstanding Class A shares, and 530,445 shares of Class B common stock, or
2.82 percent of the outstanding Class B shares. These share totals include 1,213 Class A and 301,045 Class B shares held by spouses of persons in the group, each of whom disclaims beneficial ownership of all such shares.

     Compliance with Section 16(a) of the Securities Exchange Act of 1934. Based on a review of Statements of Beneficial Ownership of Securities on Form 3, Form 4, and Form 5 (and any amendments thereto), no director, officer, or any other person subject to Section 16 of the Securities Exchange Act of 1934 failed to file any of the above Forms on a timely basis.

           II. INFORMATION CONCERNING BOARD AND COMMITTEE MEETINGS

     The Board of Directors met six times during 2003. No director attended fewer than 75 percent of the aggregate of 1) the total number of meetings of the board; and 2) the total number of meetings held by all committees upon which he or she served.

Audit Committee. The Audit Committee makes recommendations to the board concerning the selection, retention, or termination of the independent auditors; reviews the proposed audit scope and the final report of the independent auditors; reviews the schedule of fees covering audit and nonaudit services performed by the independent auditors; reviews recommendations with respect to changes in accounting procedures and internal accounting controls; and performs such other duties as may be directed or authorized by the board from time to time. During 2003, the Audit Committee met five times. Members of the Audit Committee are Ms. Taus and Messrs. Hobbs, Newcomb, and Toohey. Mr. Hobbs was appointed to the committee following his election to the Board in April 2003.

     Executive Committee. The Executive Committee has the authority to exercise all powers of the board (except as otherwise provided or required by law) when the board is not in session, and, during the intervals between board meetings, advises and aids the officers of the Corporation in matters concerning management of the business. During 2003, the Executive Committee met ten times. Its members are Messrs. Korphage, McCaffery, Velte, and Wojcik. Mr. Beltz served as chair of the committee until his death on October 17, 2003.

     Executive Compensation Committee. The Executive Compensation Committee makes recommendations to the Board of Directors annually concerning the compensation of the Corporation's Chairman and its Chief Executive Officer, and reviews the salaries of executive officers. During 2003, the Executive Compensation Committee met four times. Its members are Ms. Taus and Messrs. Hobbs, Newcomb, and Toohey. Mr. Hobbs was appointed to the committee following his election to the Board in April 2003.

     Nominating Committee. The Corporation's By-Laws provide that members of the Board of Directors shall automatically be nominated for the Board. In the event of a vacancy, the Board is directed to appoint a nominating committee to make one nomination for each vacancy. Pursuant to the By-Laws, five outside directors, rather than the current four outside directors, are to be elected in 2004. The Board appointed a nominating committee consisting of Mrs. Degler, chair, Ms. Bolbach, and Ms. Taus to make a nomination for the additional outside director seat. A report of the committee's nominee, Susan E. Rice, and a summary of the Corporation's By-Law provisions permitting any Class A stockholder(s) owning at least 2 percent of the outstanding Class A shares to submit nominations, were mailed to each Class A stockholder on March 3, 2004.


                           III. EXECUTIVE COMPENSATION

     A. Summary of Cash and Certain Other Compensation. Below is information concerning compensation provided by the Corporation to the chief executive officer and the four most highly compensated executive officers of the parent Corporation in key policy-making positions serving in those positions on December 31, 2003.

                           SUMMARY COMPENSATION TABLE

                                                  Annual Compensation
Name and                                   ---------------------------------
Principal Position                 Year        Salary(a)          Bonus(b)
----------------------------------------------------------------------------
Paul N. Wojcik                     2003        $486,981           $16,773
  President and                    2002        $460,000           $21,098
  Chief Executive Officer          2001        $455,384           $15,999

Gregory C. McCaffery               2003        $265,520           $ 9,015
  Vice President and               2002        $225,347           $15,216
  Chief Operating Officer          2001        $216,923           $ 7,556

George J. Korphage                 2003        $254,571           $ 8,909
  Vice President and               2002        $236,372           $13,366
  Chief Financial Officer          2001        $228,885           $ 8,111

Robert L. Velte                    2003        $244,846           $ 8,627
  Vice President                   2002        $226,346           $15,339
  Strategic Development            2001        $217,693           $ 7,646

Carol Clark                        2003        $223,846           $ 7,868
  Vice President                   2002        $206,154           $14,080
  Resource Management

(a)   Based on 27 pay periods in 2003, 26 pay periods in 2002 and 2001.
(b)   Includes cash profit sharing.

     B. Compensation Committee Interlocks and Insider Participation. Until April 2003, the members of the Executive Compensation Committee were Messrs. Newcomb and Toohey and Ms. Taus. Mr. Hobbs was appointed to the committee upon his election to the Board in April 2003. The members of the Committee serve as the board's outside directors, and none are former or current officers or employees of the Corporation or any of its subsidiaries. None of the members of the
Committee  had  any  interrelationships   requiring  disclosure  in  this  Proxy
Statement.

     C. Compensation Committee Report On Executive Compensation. The Executive Compensation Committee makes recommendations to the Board of Directors concerning the compensation of the Corporation's Chairman and of its Chief Executive Officer (CEO). The committee, acting for the board, also has the responsibility of approving the recommendations of the CEO concerning the salaries of executive officers. The committee consists entirely of non-stockholder directors.

     The Corporation's management compensation program is designed to attract, retain, motivate, and reward a highly qualified, productive workforce by offering competitive compensation, superior benefits, and a professional and challenging work environment. Because base salary provides nearly all the compensation of executive officers, including the CEO, and of other managers, base salaries are set at a level that is intended to be generally competitive with other progressive companies in the Corporation's industry and labor market place. The committee does not, however, attempt to place base salaries within any particular strata of salaries paid by competitors.

     The compensation philosophy for executive officers, including the CEO, is the same as that applicable to the Corporation's management employees generally. The merit increase "pool" of 4 percent in 2003 was the same for executive officers as for other management employees.

     The compensation of executive officers during 2003, including the CEO's compensation, was derived from the same sources applicable to all management and supervisory employees of the Corporation: salary and participation in the BNA Employees' Cash Profit Sharing Plan (based upon the same formula used to calculate profit-sharing compensation for all employees). There are no additional incentive compensation plans for any corporate officer, including the CEO. The compensation of Mr. Beltz, who served as Chairman until his death on October 17, 2003, and who was a retired employee of the Corporation, was derived from fees paid to him for his services as chairman and as a consultant to the Corporation.

     The compensation paid to the Chairman in 2003 was recommended by the Executive Compensation Committee and approved by the Board of Directors on December 12, 2002. Salaries for all other executive officers were recommended by the CEO, and approved by the Executive Compensation Committee.

     Each officer's compensation was based on an evaluation of his or her performance and contribution to departmental and corporate goals, both financial and nonfinancial. In 2003, the CEO determined salary increases for the executive officers by using the same management compensation structure in place for all management employees. The CEO allocated, among the executive officers, a merit increase "pool" of 4 percent of total executive officer salaries. The factors used in allocating this "pool" included the officer's current level of compensation, the achievement of agreed-upon objectives for 2002, other challenges met, any unusual aspects of the officer's performance in the past year, and the relationship between the officer's current salary and his/her current level of responsibility. No formula was utilized by the CEO in evaluating any executive officer's performance with respect to these factors.

     As is true throughout the company, salary increases outside the merit increase "pool" are granted for promotions into or within the executive officer group, or for expanded job responsibilities for an executive officer within his/her same position.

     The BNA Employees' Cash Profit-Sharing Plan distributes a percentage of the operating profit (as defined) to full-time employees of the parent corporation and certain subsidiaries, with the exception of sales representatives, who have their own incentive bonus plans. The amount each employee receives is determined by salary and seniority, with the same formula applied to executive officers as is applied to all other employees. The profit-sharing plan has historically provided less than 5 percent of total compensation.

     In determining what it would recommend as the compensation to be paid in 2003 to the chairman and to the CEO, the committee evaluated how well each met the objectives set for themselves, with the committee's help, during 2002. During 2003, the committee developed objectives with the CEO that will serve as the basis for determining compensation for 2004.

     The recommendation for the CEO's 2003 compensation was based in part upon the CEO's performance during 2002, and in part upon the company's financial performance in 2002. No specific formula or specific weighing mechanism was used by the committee in evaluating overall achievement of these goals.

     The compensation recommendation of the Executive Compensation Committee was presented to the full Board of Directors at its meeting on June 12, 2003. After full discussion, the board approved the 2003 compensation for the CEO.

     Mr. Hobbs became a member of the Executive Compensation Committee following his election to the Board in April 2003.




                                        Jonathan Newcomb, Chairman
                                        Gerald S. Hobbs
                                        Ellen Taus
                                        Daniel W. Toohey






     D. Performance Graph


COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
Measurement Period      The Bureau of National      S&P 500       Dow Jones
(Fiscal Year Covered)      Affairs, Inc.             Index     Publishing Index
---------------------   -----------------------    ---------   -----------------
Measurement Point
 12/31/98                      $ 100.0              $ 100.0        $ 100.0
 FYE 12/31/99                    118.5                121.0          124.1
 FYE 12/31/00                    138.7                110.0          115.5
 FYE 12/31/01                    157.6                 96.9          116.5
 FYE 12/31/02                    174.5                 75.5          122.3
 FYE 12/31/03                    192.0                 97.2          145.9


     The above graph compares the performance of the company's common stock to Standard and Poor's (S&P) 500 Composite Index and the Dow Jones Publishing Index for the last five years, assuming $100 was invested in the company's common stock and each index at December 31, 1998, and that all dividends were reinvested.

     E. Directors' Compensation. The directors who are employees of the Corporation are not compensated for their services as BNA directors. During 2003, the board members who are not stockholders -- the "outside" directors -- received a quarterly retainer of $4,000 for board service, a $2,500 per year retainer for each standing committee on which the director serves, and a fee of $1,500 per board meeting attended, plus reimbursement for travel expenses. Each outside director serves on the Audit Committee, chaired by Mr. Toohey, and the Executive Compensation Committee, chaired by Mr. Newcomb. Compensation paid in 2003 for these services was as follows: Mr. Hobbs, $19,875; Mr. Newcomb, $29,625; Ms. Taus, $28,625; Mr. Toohey, $29,625.

     The outside directors also receive an annual supplemental compensation payment that is based on the Corporation's financial progress during the director's service on the board. The supplemental compensation is based on the growth of BNA's cash flow per share during the directors' tenure on the board. Because the supplemental compensation formula is based upon a financial measure which influences BNA share price and dividend decisions, the board believes that this compensation more closely aligns the total compensation of the outside directors to the interests of shareholders. Supplemental compensation paid in 2003 was as follows: Mr. Newcomb, $4,628; Ms. Taus, $3,073; Mr. Toohey, $20,000.

     Mr. Beltz was paid $100,000 during 2003 for his services as Chairman of the Board, Chairman of the Executive Committee, member of the Budget Committee, Corporate Investment Committee, Retirement Plan Investment Committee, and the VEBA Investment Committee. Mrs. Degler was paid a fee of $1,500 per board meeting attended, $1,000 per Tax Managment board meeting attended, and $500 for each committee meeting attended, totaling $19,500.



                           IV. AUDIT COMMITTEE REPORT


     The Audit Committee's primary function is to assist the Board in fulfilling the Board's oversight of the Corporation's financial reporting and accounting policies. The committee operates pursuant to a written charter, which was first published in its entirety in the Corporation's 2001 proxy statement. The Charter is reviewed annually by the committee and by the Board. The current Charter, as approved by the Board on December 11, 2003, is set out in full below.

     The Audit Committee currently is composed of four persons, all of whom are the Corporation's outside directors. All of the members of the Audit Committee are "independent," as defined by Securities and Exchange Commission and New York Stock Exchange rules. None of the committee members is or has been an officer or employee of the Corporation, has accepted any consulting, advisory, or other compensatory fees from the Corporation or any of its subsidiaries other than in his or her capacity as a director, or is an "affiliated person" of the Corporation or any of its subsidiaries. In addition, the Board has determined that Ellen Taus is an "audit committee financial expert" as defined by the Securities and Exchange Commission.

     During 2003, the Audit Committee (i) reviewed and discussed the audited financial statements for 2002 with the Company's management; (ii) discussed with KPMG LLP, the Corporation's independent auditors, the matters required to be discussed by Statement of Auditing Standards 61; (iii) confirmed that KPMG is an independent accountant with respect to the Corporation within the meaning of the Securities Act and the requirements of the Independence Standards Board and, based on this review and discussions, recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K.

     Audit Committee Pre-Approval Policy. Pursuant to a resolution adopted by the committee, the committee must approve any non-audit services performed by KPMG, and will not approve, in general, any services by KPMG that would constitute an audit of the auditor's own work, that would result in the auditor performing management functions or acting as an advocate for the Corporation, or that would permit the auditor to promote the Corporation's stock or other financial interests. The committee pre-approved the following fees of KPMG for 2003 and 2002: audit fees, including review of 10-Qs, $203,000 in 2003 and $168,900 in 2002; audit related fees, including employee benefit plans, $26,000 in 2003 and $23,000 in 2002; tax fees, including tax compliance services, $18,540 in 2003 and $10,500 in 2002; all other fees, including ballot counting and state and local tax assistance, $19,250 in 2003 and $122,300 in 2002. The committee also reviewed whether the provision of these services is compatible with maintaining the independence of the independent accountants.

     The committee met with the Corporation's Vice President and General Counsel to review the status of pending litigation and any settlements that occurred during 2003; met with the Corporation's Corporate Secretary to review conflict of interest questionnaires completed by the Corporation's officers and management personnel; reviewed the requirements imposed upon audit committees by the Sarbanes-Oxley Act of 2002; and pre-approved for 2004 certain non-audit services performed by KPMG.

     Code of Ethics. The committee recommended, for adoption by the full Board, a Code of Ethics for the Chief Executive Officer and Senior Financial Officers. The Code was adopted by the Board at its meeting on February 12, 2004. This code is posted on the Corporation's internal home page, on the Corporation's web site at www.bna.com, and is also available, without charge, upon written request to the Corporate Secretary, 1231 25th Street, N.W., Washington, D.C. 20037.

     Procedure for Handling Complaints Regarding Financial Matters. At its meeting on March 11, 2004, the committee established a procedure for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters at the Corporation or at any of the Corporation's subsidiaries. A copy of the procedure is posted on the Corporation's internal home page, and is also available, without charge, upon written request to the Corporate Secretary, 1231 25th Street, N.W., Washington, D.C. 20037.

     Mr. Hobbs became a member of the committee following his election to the Board in April 2003.


                                        Daniel W. Toohey, Chairman
                                        Gerald S. Hobbs
                                        Jonathan Newcomb
                                        Ellen Taus



                             AUDIT COMMITTEE CHARTER

     The Audit Committee (the "Committee") is a committee of the Board of Directors, established pursuant to Section VI, Paragraph 1(c) of the Corporation's By-Laws. Its primary function is to assist the Board in fulfilling the Board's oversight of the Corporation's financial reporting and accounting policies. Such oversight includes ensuring that accounting policies, internal controls, and objective independent auditors are in place to deter fraud, anticipate financial risks, and promote accurate and timely disclosure of financial and other material information to the Board and to BNA shareholders. The Corporation's management is responsible for preparing the Corporation's financial statements, and the Corporation's independent auditors are responsible for auditing those financial statements. The Committee is responsible for overseeing the conduct of these activities by management and the independent auditors; it is not responsible for certifying the Corporation's financial statements or guaranteeing the independent auditors' report.

     The Committee shall consist of no fewer than three members of the Board. The members of the Committee shall be non-employee directors. All members of the Committee shall have a working familiarity with basic finance and accounting practices, or shall attain such working familiarity within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall be an "audit committee financial expert," as such term is defined by Securities and Exchange Commission regulations. The Chair of the Committee shall be elected by the full Board of Directors.

     Members of the Committee shall receive compensation in an amount as determined from time to time by the Board. No member of the Committee shall accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Corporation or its subsidiaries other than in his or her capacity as a member of the Board, of the Committee or of any other committee of the Board, or in the form of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Corporation if such amounts are not contingent in any way on continued service.

     The Committee shall meet at least four times annually, and will meet more frequently as circumstances dictate.
     To fulfill its responsibilities and duties, the Committee shall perform the following duties:

A. Oversight of the Independent Auditors and Audit Process:
  o Serve as an independent and objective party to monitor the Corporation's financial reporting process and its internal controls system.
  o Be directly responsible for the appointment, compensation, and oversight of the Corporation's independent auditors, including reviewing and appraising the effort of the Corporation's independent auditors, making recommendations to the Board of Directors concerning the selection, retention, or termination of the independent auditors, and reviewing, in consultation with the independent auditors, the audit scope and plan.
  o Provide an open avenue of communication between the independent auditors and the Board of Directors.
  o Review with the independent auditors the auditors' judgments concerning the quality, and not just the acceptability, of the company's accounting principles as applied in its financial reporting.
  o Regularly review with the independent auditors any audit problems or difficulties encountered in the course of the audit work.
  o Review with management and the independent auditors the results of the audit and recommendations made by the independent auditors.
  o Obtain from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Corporation, especially any disclosed relationships that may impact the independent auditors' objectivity, and recommend to the Board any action needed to ensure the independence of the independent auditors.
  o Review the fees charged by the independent auditors for audit and non-audit services to the Corporation, and comply with applicable pre-approval and disclosure requirements for audit services and non-audit services provided by any auditors.
  o Assure regular rotation of the lead audit partner and compliance with the conflict of interest requirements of Section 10A of the Securities Exchange Act of 1934, to the extent applicable to the Corporation.
  o Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks.
  o Discuss the Corporation's annual audited financial statements and quarterly financial statements with management and the independent auditors.

B. Oversight of the Corporation's Internal Controls
  o Serve as an independent and objective party to review the Corporation's financial reporting process, internal audit functions and internal controls system, including internal controls applicable to the Corporation's subsidiaries.

C. Other Oversight Responsibilities
  o Review, with the Corporation's General Counsel and Corporate Secretary, any legal compliance matters, including compliance with federal securities laws and compliance with the Corporation's Conflict of Interest Policy.
  o Establish and maintain procedures for the receipt, retention, and treatment of complaints regarding accounting, internal controls, and auditing matters, and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

      This charter shall be reviewed by the Committee and the Board of Directors annually.



                            V. EMPLOYEE BENEFIT PLANS

     Employees' Retirement Plan. The summary compensation table does not include contributions to the BNA Employees' Retirement Plan ("Retirement Plan") for the named individuals or group, since contributions are computed on an actuarial basis and the amount expended by the Corporation under the Retirement Plan for a particular participant cannot be readily separated or individually calculated.

     The Retirement Plan is a non-contributory defined benefit plan that covers all full-time employees and all part-time employees who work at least 1,000 hours a year. The amount of each employee's retirement benefit is determined by a specific formula based on average annual compensation and years of service with the Corporation. The benefits paid under the Retirement Plan are not subject to any deduction for Social Security or other offset amounts.

     The Internal Revenue Code limits the annual retirement benefit that may be paid from a qualified retirement plan and the amount of compensation that may be recognized by the retirement plan. To the extent that the annual retirement benefit exceeds limits imposed by the Code, the difference will be paid from general corporate funds.

     The following table illustrates the estimated annual benefits payable upon retirement from the Retirement Plan and general corporate funds upon normal retirement, age 65 or Rule of 85 (age plus years of service total 85 or more) and are based on a straight life annuity, notwithstanding the availability of joint survivorship options.

      Average Annual                     Years of Service
      Compensation*           10               20               30
      -------------------------------------------------------------------
       $200,000              24,400           48,800           73,200
        300,000              36,600           73,200          109,800
        400,000              48,800           97,600          146,400
        500,000              61,000          122,000          183,000

* Average annual compensation is the average of the employee's cash compensation in each of the highest paid five years during the employee's last ten years of employment.

     For the named executive officers, the compensation included in the calculation of pension benefits are those set forth in Columns (a) and (b) of the Summary Compensation Table. The years of credited service under the Retirement Plan for the employees named in the table above are as follows: Mr. Wojcik, 31; Mr. Korphage, 31; Mr. Velte, 26; Mr. McCaffery, 17; Ms. Clark, 20.


          VI. INFORMATION CONCERNING INDEPENDENT PUBLIC ACCOUNTANTS

     The Corporation's independent public accountants for 2003 were KPMG LLP. A representative of that firm will be present at the Annual Meeting, with the opportunity to make a statement, if desired, and to respond to appropriate questions.


                             VII. VOTING PROCEDURES

     Enclosed is a ballot and proxy form/envelope to be used in voting for directors. Instructions for the use of the ballot appear on the ballot.

     Please note that the ballot for Class A stockholders lists the number of shares you own directly, as well as the number of shares held in your name by the Stock Fund Trustee of the BNA 401(k) Plan. Technically, because shares in the BNA 401(k) Plan are held by the Stock Fund Trustee in the names of the participants in that Plan, the Trustee votes those shares. By returning the ballot portion of the proxy, you instruct the Trustee as to how the shares held in your name are voted, just as you instruct the holders of the proxy to vote the shares held directly by you. The ballots are opened and counted by KPMG LLP, which will inform the Stock Fund Trustee as to the total number of shares voted in the 401(k) Plan. The Trustee will assume that failure to return the ballot portion of the proxy for shares held in the 401(k) Plan constitutes instructions that those shares not be voted. Thus, completion and return of the ballot portion of the proxy will effectively vote shares held in the BNA 401(k) Plan as well as shares acquired through the Stock Purchase and Transfer Plan.

     Directors will be elected by a plurality of votes cast. If you, as a Class A stockholder, properly execute and return your ballot, but do not indicate how your shares are to be voted, your shares will not be voted at all in the election of directors.

     If you will vote in person at the annual meeting, please bring this ballot and the envelope with you.

     Jonathan Rains and Karen Newton have been designated by the Board of Directors as the inspectors and judges of the election for directors and of any other vote which may be taken at the annual meeting. The votes for directors and on the stockholder proposals will be tallied by KPMG LLP, certified public accountants, Washington, D.C. Immediately after the tallying and certification of the vote by the judges, KPMG will seal and store the ballots.

     All  directors   will  hold  office  until  the  next  Annual   Meeting  of
Stockholders and until their respective successors shall have been elected and shall have qualified or as otherwise provided in the Corporation's By-Laws.


                        VIII. 2005 STOCKHOLDER PROPOSALS

     Except for stockholder proposals relating to nominations for director governed by the Corporation's By-Laws, stockholder proposals which are the proper subject for inclusion in the proxy statement and for consideration at the 2005 Annual Meeting must be received by the Corporation no later than November 26, 2004. Such proposals should be directed to the Secretary of the Corporation at its principal office, 1231 25th Street, Washington, D.C., 20037.


                               IX. OTHER BUSINESS

     The Board of Directors does not know of any matters to be presented for action at the meeting other than the election of directors. The enclosed proxy does not confer discretionary authority to vote with respect to any other matters that may properly come before the meeting. If any other matters are brought before the meeting, they will be decided by the vote of persons in actual attendance, subject to the requirement in the Corporation's By-Laws that all matters brought before any meeting of stockholders be decided by a vote of the holders of a majority of the Corporation's Class A common stock entitled to vote at such meeting, unless a different vote is required by the Corporation's Certificate of Incorporation or By-Laws, and subject to any additional requirements imposed by applicable law.

     The enclosed biographical sketches of nominees for the Board of Directors are incorporated by reference into this Proxy Statement.


                                       By Order of the Board of Directors,

                                       s/Cynthia J. Bolbach
                                       --------------------
                                       Cynthia J. Bolbach
                                       Corporate Secretary

March 26, 2004

                        BIOGRAPHICAL SKETCHES OF NOMINEES


Photo of          Paul A. Blakely (46), manager of financial planning and
                  analysis, joined BNA in 1984. His group prepares the
Paul A.           corporation's budget, and provides financial evaluations of
Blakely           acquisition targets and proposed new products.

                  Blakely has served on the Board of Directors of Tax Management Inc. since 1998, and from 1993 until its sale in 1999 was a director and officer of BNA Communications Inc. He is a member of three BNA board committees, including the retirement plan administrative committee since 1992.He also serves as BNA's assistant treasurer, Tax Management's treasurer and secretary, and as a trustee of the BNA 401(k) plan. He is the financial representative for the Legal and Professional Group and the Health Care division market study teams. He has served on several product and department audit committees,on the supervisory committee of the BNA Federal Credit Union, and he was a member of the management bargaining committee for the 1994 and 1997 Newspaper Guild contract negotiations.

Blakely holds a B.A. in economics from the University of Virginia and an MBA in finance from Marymount University. He is a CPA and a member of the American Institute of Certified Public Accountants, and the Greater Washington Society of CPAs, where he is a past chairman of the SEC practice committee. His wife, Rosie, is a market research analyst for BNA.




Photo of          Cynthia J. Bolbach (56), vice president and corporate
                  secretary, has been a member of the Board since 2001, and
Cynthia J.        serves on its budget committee. She also serves on the boards
Bolbach           of IOMA, Kennedy Information, Inc., The McArdle Printing Co.,
                  Inc., Pike & Fischer, Inc. and STF Services Corp. As BNA's corporate secretary, her duties include overseeing the operation of the Stock Purchase and Transfer Plan.

                  Bolbach began her BNA career as a legal editor on the staff of Environment Reporter, and was the managing editor of Media Law
Reporter and the U.S. Patents Quarterly. She served as director of the Publishing System Project, responsible for the implementation of BNA's PS2000 publishing system. In 1997, she served for several months as the interim director of information technology. In 2000 she was asked to lead the effort to update BNA's circulation and billing business systems. She has served on several product and department audit committees.

She is a graduate of Wittenberg University, received a J.D. degree from the Georgetown University Law Center, and is a member of the District of Columbia Bar.

Photo of          Eunice Lin Bumgardner (43), vice president and general
                  counsel, joined BNA in 1994 as associate general counsel. She
Eunice Lin        was appointed general counsel in 1995 and elected vice
Bumgardner        president in 1996. Bumgardner currently serves on the
                  management committee, budget committee, and insurance oversight committee, and has served on the retirement plan administrative committee, 1997 collective bargaining team, and as BNA's 1998 United Way chairperson. She has served on the BNA Washington Inc., board since 1996 and is its corporate secretary. She also is a member of the boards of IOMA, Kennedy
Information, Inc., The McArdle Printing Co., Inc., Pike & Fischer, Inc., and STF Services Corp.

Prior to coming to BNA, Bumgardner was a senior associate with the New York-based law firm of LeBoeuf, Lamb, Greene & MacRae, where she worked in several practice areas including employment/labor, general corporate and employee benefits/ERISA, and was active in the firm's recruiting program. She began her professional legal career with Smith, Heenan & Althen, where she maintained a broad corporate practice. Bumgardner has advised a number of corporate boards of directors, including a large publicly-held company. Bumgardner also has worked as a research assistant to Professor Paul Rothstein (Georgetown University Law Center), a summer associate at Lillick, McHose & Charles, and a law clerk for Neighborhood Legal Services Corporation in Anacostia. She is the author of several publications including a Tax Management portfolio. Bumgardner chairs the American Corporate Counsel Association's National Small Law Department Committee, and is active in mentoring Georgetown and Emory law students and alumni, and speaking on corporate counsel panels.

Bumgardner graduated from Emory University, Atlanta, Ga., with a business degree in finance, and received her law degree from Georgetown University in Washington, D.C. She is admitted to practice in Maryland and D.C.



Photo of          Sandra C. Degler (64), vice chairman of the board and chairman of Tax Management Inc. Presently serving as a consultant to
Sandra C.         the parent and TM, she has been a member of the BNA board
Degler            since 1990 and the Tax Management board since 1982. She has also served on the boards of two other BNA subsidiaries.

                  Over her 33-year career with BNA, she served as president of Tax Management, BNA marketing manager, labor product manager, and managing editor of two publications, and was the first managing editor of Occupational Safety and Health Reporter. As president of Tax Management, she oversaw the development of the first personal computer software product for BNA and the first CD service. Previously she was public relations and advertising manager for Blue Cross of Virginia. She has authored various books and articles on OSHA and environmental issues.

She is a member of the BNA board's budget committee and investment committees, and has served on the executive committee, the corporate development committee, the management committee, the publishing system steering committee, and various corporate audit committees.

Educated at Goucher College, Towson, Md., she also studied marketing and management at the University of Wisconsin. She was a member of the International Fiscal Association and has served on the Advisory Board for the New American Workforce.

Photo of          David L. Foster (49), president, IOMA, in New York City. He also serves on the board of directors of Pike & Fischer, Inc.,
David C.          and Kennedy Information, Inc. He founded IOMA in 1982, and in
Foster            the early days wrote every newsletter, designed every
                  marketing piece, and developed IOMA's fulfillment, network, and financial systems.

                  In the last several years, in response to the changes in the business-to-business information marketplace, he has guided the expansion of IOMA's content distribution channels. While the company continues to provide subscription-based products, future growth and profitability is now dependent on research reports, yearbooks, audioconferences, custom publishing, reference guides, conferences, web sites, and advisory services. Despite these strategic changes, IOMA, like BNA, prides itself on editorial quality and a humane working environment.

Foster is a past president of the Newsletter & Electronic Publisher's Association (NEPA), and served on its board of directors from 1989 through 2001. He won NEPA's highest honor, the Hall of Fame award for lifetime achievement, in 2000. He is vice chair of the Board of Bates College in Lewiston, ME, serving on its governance, investment, budget, and honorary degree committees. He serves on the finance committee of Symphony Space, the arts organization which produces NPR's Selected Shorts, among other programming, and is a member of the board of the Federation of American Scientists. He holds a degree in English from Bates, an M.A. in English from the University of Wyoming, and was a Ph.D. candidate at the University of Colorado, where he was an instructor (specializing in science fiction) prior to moving to New York. He and his wife Mina spend their spare time reading, running triathlons, and enjoying their property in Vermont. Both are active in arts and human rights issues in New York.


Photo of          Neil R. Froemming (58), BNA Software internal technical
                  support manager, joined BNA in 1978 as a proofreader in
Neil R.           internal production and became a reporter for Chemical
Froemming         Regulation Reporter later that year. In 1983, he joined Tax
                  Management's Cal-Q-Tax division and participated in the design and development of BNA's first microcomputer software products. He has continued to perform various computer support and software development management functions since Cal-Q-Tax was reconstituted as BNA Software in 1984. Froemming's undergraduate and graduate studies were in Political Science
(University of Arizona) and Japanese Area Studies (University of Hawaii). He has taught school in Malawi, served for five years as an officer in the U.S. Air Force, and served on boards and committees of many Quaker and other community organizations.

Photo of          Gerald S. Hobbs (62), was the Chairman and CEO of VNU, Inc.,
                  and Vice-Chairman of the Executive Board of VNU N.V. until
Gerald S.         April 2003. In the United States, VNU includes media and
Hobbs             information businesses that provide a broad range of data, research products, and communication services to the business community. The company publishes 80 specialized publications and more than 30 annual directories, operates 125 trade shows, conferences, and events, and publishes and distributes hardcover books. It also owns numerous individual research and information companies, including A.C. Nielsen and Nielsen
                  Media Research, focused in the areas of marketing and media.
VNU's publications and businesses include Billboard, Adweek, Mediaweek, The Hollywood Reporter, Restaurant Business, Progressive Grocer, Successful Meetings, Sales & Marketing Management, National Jeweler, Commercial Property News, BASES, Nielsen TV Ratings, Claritas, Spectra Marketing Systems, and NetRatings, Inc.

Hobbs has served as Chairman and director of the American Business Media and BPA International. He currently serves as a director of The Advertising Council, Inc., Jobson Publishing, and VNU N.V.





Photo of          George J. Korphage (57), vice president and chief financial officer, joined BNA in 1972.  He has been a member of BNA's
George J.         Board of Directors since 1988.  A CPA, he was in public
Korphage          accounting for three years before coming to BNA.  He serves on the corporate development committee and the management committee. He is a member of the board's executive committee, and chairs its budget committee and investment committees. He is also a director of BNA International Inc., Kennedy
                  Information, Inc., The McArdle Printing Co., Inc., and STF
                  Services Corp., and chairs the board of BNA Washington Inc.

Korphage is an accounting graduate of Emporia (Kansas) State University, and did graduate work in finance at the University of Maryland. He is a member of the American Institute of Certified Public Accountants and the Greater Washington Society of CPAs.



Photo of          Gregory C. McCaffery (43), vice president and chief operating officer, has been a member of the Board since 1997. He was
Gregory C.        elected vice president and editor-in-chief effective January
McCaffery         1, 2000, and subsequently was named publisher in July 2001. In
                  1996, he was named director of marketing and product development for the parent company. He has served on the board of directors of IOMA and Pike & Fischer, Inc., and currently serves on the board of Tax Management Inc.

                  McCaffery joined BNA in 1986 as an editor on the staff of BNA's Chemical Regulation Reporter. He served in reporting and editing positions on several BNA publications until 1990, when he was appointed to management. In 1992, McCaffery helped to create, edit, and launch BNA's Americans with Dis-abilities Act Manual (ADAM). In 1996, he helped manage the successful develop-ment and launch of BNA's notification services in Lotus Notes and Web formats.

In the Editorial Department, McCaffery held management positions on the following publication staffs: Daily Labor Report, Labor Relations Week, BNA's Employee Relations Weekly, Workforce Strategies, Affirmative Action Compliance Manual, Equal Employment Opportunity Compliance Manual, and BNA's Americans with Disabilities Act Manual.

McCaffery holds a bachelor of science degree from American University, and has completed course work at the University of London, the California Institute of Technology, and The Wharton School at the University of Pennsylvania.


Photo of          David P. McFarland (49), president, Tax Management Inc.,
                  joined BNA in 1985 as BNA software product manager. Under his
David P.          leadership, the division transformed its aging product line
McFarland         into state-of-the-art products that have won several awards and become top sellers.

                  In 1992, McFarland became general manager of BNA Software. During his service as division leader, revenues doubled and outstanding profits benefited the company. In 1998, he also served as vice president of Tax Management, focusing on a variety of marketing and product development issues. In February 2000 McFarland was named president of Tax Management. With his leadership, TM has become a full tax library publisher successfully growing in a tough competitive environment. McFarland also currently serves on the Board of Directors for Tax Management.

Prior to joining BNA, McFarland worked as a practicing CPA for a large regional accounting firm and held several product management positions for General Electric Information Services Company. McFarland earned a bachelor of science degree in commerce and an M.B.A. degree from the University of Virginia.




Photo of          Jonathan Newcomb (57), is a principal in the New York-based private equity firm of Leeds Weld & Co. From 1994 through
Jonathan          2001, he was chairman and chief executive officer of Simon &
Newcomb           Schuster, one of the world's leading educational, reference, and consumer publishers. He had been president and chief operating officer since January 1991, after serving as executive vice president, operations, since November 1989.

                  Prior to Simon & Schuster, Newcomb was president of McGraw-Hill's Financial and Economic Information Corp., which included the business units of Standard & Poor's and Data Resources Inc. He began his career with the Dun & Bradstreet Corp. following his service as a lieutenant in the U.S. Army in Vietnam. He sits on the boards of several corporations, including United Business Media and the Hong Kong & Shanghai Bank Corp. USA. Additionally, he is a board member of New School University and Dartmouth College.

Photo of          Susan E. Rice (39), senior fellow, foreign policy and
                  governance studies, The Brookings Institution. From October
Susan E.          1997 until January 2001, she served as Assistant Secretary of
Rice              State for African Affairs, where she was responsible for
                  formulating and implementing overall U.S. policy towards 48 countries of Sub-Saharan Africa, and for public advocacy of U.S. policy towards Africa. From 1995 to 1997, Rice was a
                  Special Assistant to President Bill Clinton and was Senior
                  Director for African Affairs, National Security Council, responsible for coordinating inter-agency formulation and implementation of U.S. government policy towards Africa. From 1993 to 1995, she was the Director, International Organizations & Peacekeeping, National Security Council, where she coordinated the Clinton Administration's policy towards the United Nations system as well as regional and U.N. peacekeeping matters. From 1991 to 1993, she was a management consultant with McKinsey and Company.

Rice is a graduate of Stanford University. She earned a Master of Philosophy degree and a D.Phil (Ph.D.) degree in International Relations from New College, Oxford University. She serves on the boards of the U.S. Fund for UNICEF, the National Democratic Institute, Internews Network, Common Sense Media, and is a member of the advisory council of the Lyndon B. Johnson School of Public Affairs, the Aspen Strategy Group, the Washington Institute of Foreign Affairs, and the Council on Foreign Relations.


Photo of          Ellen Taus (45), was chief financial officer of New York Times
                  Digital from September 1999 - February 2003. She served as
Ellen             treasurer of The New York Times Company since 1997 and became
Taus              vice president in 1998. She joined the New York Times Company as assistant treasurer in December 1996. From 1994 to 1996, Taus was an independent financial and transition consultant.
                  Taus was a vice president of corporate finance at R.H. Macy from 1992 to 1994, where she assisted in negotiating a revolving $550 million credit facility with a 30-member bank group, evaluated all plans of reorganization with senior management, and communicated with investment analysts, lenders, and creditors.

Prior to that, Taus served as chief financial officer at the American Museum of the Moving Image from 1990 to 1992, as manager of corporate development at TW Services from 1985 to 1990, and evaluated all venture capital proposals for New York & Foreign Securities from 1983 to 1985. She received a B.A. degree in economics with honors from Northwestern University in 1980 and an M.B.A. degree in finance and marketing from Columbia University Graduate School of Business in 1982. In 1999 she completed the executive program at Stanford University.

Photo of          Daniel W. Toohey (64), retired from the firm of Dow, Lohnes &
                  Albertson, Washington, D.C., where he had practiced since
Danial W.         1966. In 1984, he was appointed its managing partner, a
Toohey            position he held until January 1991. Before joining the law firm, he had been a general attorney with the Federal
                  Communications Commission. He was senior vice president and general counsel of the World Mortgage Association. He served a three-year term as general counsel to the Greater Washington
                  Area Board of Trade and two terms on its board. He has also served as a trustee and executive committee member of the
Federal City Council and president of the Legal Aid Society. He is a trustee and general counsel of the board of The Shakespeare Theatre.

He is a graduate of St. Louis University (A.B., 1961; J.D., 1964) and has co-authored the book Legal Problems in Broadcasting (1974) and several articles. He is a frequent lecturer at many universities. He is admitted to practice before the U.S. Supreme Court and in the District of Columbia, and the states of New York and Missouri.



Photo of          Robert L. Velte (56), vice president, strategic development.
                  Velte joined BNA in 1976 and has held various operational and
Robert L.         executive positions at BNA.  He was appointed president of BNA
Velte             Communications Inc. in 1986, a position he held until 1994.
                  He was president of BNA International Inc. from 1994 to 1997.
                  He was elected to his current position in 1995.

                  As vice president for strategic development, Velte's responsibilities include developing strategic focus for BNA, third party distribution relationships, strategic alliances, and merger and acquisition activities for BNA and its subsidiaries.

Velte was elected to the BNA Board of Directors in 1996 and is a member of the board's executive committee. He also serves on the corporate development committee and management committee.

Velte is the chairman of the board of directors of BNA International Inc. where he has served as a director since 1994. Also, he serves as a member of the board of directors of IOMA, Kennedy Information, Inc., The McArdle Printing Co., Inc., Pike & Fischer, Inc., and STF Services Corp. Prior to joining BNA, Velte worked in public accounting and served as budget director of Dyncorp. He is a graduate of Purdue University, with a degree in management, and is also a CPA.



Photo of          Paul N. Wojcik (55), president and chief executive officer.
                  Wojcik was elected to BNA's Board of Directors in 1989.  He
Paul N.           also serves as a member of the board of directors of BNA
Wojcik            International Inc., IOMA, Kennedy Information, Inc., The
                  McArdle Printing Co., Inc., Pike & Fischer, Inc., STF Services
                  Corp., and Tax Management Inc.

                  Wojcik joined BNA in 1972 as an editor for U.S. Law Week and was named managing editor of that service in 1979. In 1984, he became corporate counsel, and in June 1988, he became vice president and general counsel. In October 1994, he became senior vice president, and was named president and chief operating officer in February 1995. In December 1996, he was elected CEO. He is currently a member of BNA's executive committee, corporate development committee, investment committees, and management committee.

Wojcik is a graduate of Washington and Lee University and Catholic University's Columbus School of Law. He is a member of the Federal City Council, and serves on the board of directors and as vice-chair of Signature Theatre.

THE BUREAU OF NATIONAL AFFAIRS, INC.                    Shares Owned:
 ANNUAL STOCKHOLDERS'MEETING                            Regular:
        April 17, 2004                                  BNA 401(k)Plan:

                          BOARD OF DIRECTORS ELECTION

INSTRUCTIONS: Place an X in the box after the names of the candidates for whom you wish your proxy to cast your votes. You are entitled to vote for not more than five outside candidates, and for not more than 10 stockholder candidates.

STOCKHOLDER CANDIDATES OUTSIDE CANDIDATES
Blakely, Paul A.     1.__  Korphage, George J.* 7.__    Hobbs,Gerald S.   12.__
Bolbach, Cynthia J.* 2.__  McCaffery, Gregory*  8.__    Newcomb,Jonathan* 13.__
Bumgardner, Eunice*  3.__  McFarland, David     9.__    Rice, Susan E.    14.__
Degler, Sandra C.*   4.__  Velte, Robert L.*   10.__    Taus,Ellen*       15.__
Foster, David*       5.__  Wojcik, Paul N.*    11.__    Toohey, Daniel*   16.__
Froemming, Neil R.   6.__  *Member of present Board
------------------------------------------------------------------------------
BALLOT INSTRUCTIONS To Vote: (1) Complete and fold ballot; (2) Put it in proxy envelope; (3) Sign and Date proxy envelope; (4) Seal envelope; (5) Return sealed proxy envelope either by mail, in the ballot boxes at BNA, or at the meeting.

================================================================================
(INTERIOR ENVELOPE)
THE BUREAU OF NATIONAL AFFAIRS, INC.
COMMON STOCK PROXY FORM                          ------------------------------
PROXY SOLICITED BY THE BOARD OF DIRECTORS           Signature of Shareholder
                                                (Sign exactly as shown on label)

I HEREBY APPOINT KAREN NEWTON OR JONATHAN A.
RAINS AS PROXY TO REPRESENT ME AND TO VOTE
ALL THE SHARES OF COMMON STOCK HELD BY ME
ON MARCH 20, 2004, AT THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON APRIL 17, 2004, OR
ANY ADJOURNMENTS THEREOF. MY SHARES ARE TO BE    ------------------------------
VOTED ONLY AS DESIGNATED BY ME ON THE ENCLOSED       Date
BALLOT, WHICH IS MADE A PART HEREOF, AND I
WITHHOLD AUTHORITY TO VOTE ON ANY OTHER MATTER
BROUGHT BEFORE THE MEETING.
-----------------------------------------------------------